Fair value of assets and liabilities	12 Months Ended
Dec. 31, 2017
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Fair value of assets and liabilities

37 Fair value of assets and liabilities

a) Financial assets and liabilities

The following table presents the estimated fair values of ING Group’s financial assets and liabilities. Certain items per the statement of financial position are not included in the table, as they do not meet the definition of a financial asset or liability. The aggregation of the fair values presented below does not represent, and should not be construed as representing, the underlying value of ING Group.

Fair value of financial assets and liabilities
	Estimated fair value		Statement of financial position value

	2017	2016	2017	2016
Financial assets
Cash and balances with central banks	21,989	18,144	21,989	18,144
Loans and advances to banks	28,911	28,940	28,811	28,858
Financial assets at fair value through profit or loss
– trading assets	116,748	114,504	116,748	114,504
– non-trading derivatives	2,231	2,490	2,231	2,490
– designated as at fair value through profit or loss	4,242	5,099	4,242	5,099
Investments
– available-for-sale	69,730	82,912	69,730	82,912
– held-to-maturity	9,378	8,809	9,343	8,751
Loans and advances to customers	588,998	578,596	571,909	560,154
Other assets[1]	11,744	13,258	11,744	13,258

	853,971	852,752	836,747	834,170
Financial liabilities
Deposits from banks	36,868	32,352	36,821	31,964
Customer deposits	540,547	523,850	539,828	522,908
Financial liabilities at fair value through profit or loss
– trading liabilities	73,596	83,167	73,596	83,167
– non-trading derivatives	2,331	3,541	2,331	3,541
– designated as at fair value through profit or loss	11,215	12,266	11,215	12,266
Other liabilities[2]	14,488	15,247	14,488	15,247
Debt securities in issue	96,736	103,559	96,086	103,234
Subordinated loans	16,457	17,253	15,968	17,223

	792,238	791,235	790,333	789,550

1	Other assets do not include, among others: (deferred) tax assets, net defined benefit asset, inventory, property development and property obtained from foreclosures. 2016 figure has been changed to conform to the current year presentation
2	Other liabilities do not include, among others: (deferred) tax liabilities, net defined benefit and related employee benefit liabilities, reorganisation and other provisions ,and other taxation and social security contributions.

Valuation Methods

The estimated fair values represent the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is a market-based measurement, which is based on assumptions that market participants would use and takes into account the characteristics of the asset or liability that market participants would take into account when pricing the asset or liability. Fair values of financial assets and liabilities are based on quoted prices in active market where available. When such quoted prices are not available, the fair value is determined by using valuation techniques.

ING uses unadjusted quotes where available. Unadjusted quoted prices are primarily obtained from exchange prices for listed financial instruments. Where an exchange price is not available, quoted market prices in active markets may be obtained from independent market vendors, brokers, or market makers. In general, positions are valued at the bid price for a long position and at the offer price for a short position or are valued at the price within the bid-offer spread that is most representative of fair value at the date of valuation.

For certain financial assets and liabilities quoted market prices are not available. For these financial assets and liabilities, fair value is determined using valuation techniques. These valuation techniques range from discounting of cash flows to various valuation models, where relevant pricing factors including the market price of underlying reference instruments, market parameters (e.g. volatilities, correlations and credit ratings), and customer behaviour are taken into account. ING maximises the use of market observable inputs and minimises the use of unobservable input in determining the fair value. The fair value can be subjective dependent on the significance of the unobservable input to the overall valuation. All valuation techniques used are subject to internal review and approval. Data used in these valuation techniques are validated on a daily basis when possible.

When a group of financial assets and financial liabilities are managed on the basis of their net risk exposures, it measures the fair value of a group of financial assets or liabilities on net portfolio level.

Control framework

To determine whether the valuations based upon data inputs have led to an appropriate fair value, the process of independent price verification (‘IPV’) or price testing is applied. This is done to ensure the appropriate reflection of these valuations in balance sheet and the profit and loss accounts. IPV tests and confirms the reliability of the market data used in these valuations and can lead to adjustments in valuation. The IPV process is performed at least monthly or more frequently depending on the nature of the market or trading activity. Multiple data sources are used to the extent that such prices are available and taking into account cost-benefit ratio of retrieving such prices. Valuation differences between primary and secondary source data are assessed. When differences resulting from price testing exceed pre-approved thresholds, adjustments to the profit and loss shall be made. Differences and adjustments must be assessed individually, approved by the Local Parameter Committee, and reported back in the meeting minutes. In case a material difference in value is found through the IPV process, it must be fully understood what the underlying cause is for the difference, and if a systematic change is required (e.g. change of source). Pricing and price testing is applied at individual trade level and is organised at a desk level.

Valuation processes are governed by various governance bodies, which include Local Parameter Committees (LPC), Global Price Testing and Impairment Committee (GP&IC), Market Data Committee (MDC), Trading Pricing Model Committee (TPMC) and others. All relevant committees meet on a quarterly basis or more frequent as required. Key valuation controls including product approval process (PARP), IPV, valuation adjustments, and model use is monitored.

The Global Price Testing and Impairment Committee is responsible for the oversight and the approval of the outcome of impairments (other than loan loss provisioning) and valuation- (price-testing) processes which include the use of appropriate models and inputs related to fair valued positions. It oversees the quality and coherence of valuation methodologies and processes. Local Parameter Committees monitor the appropriateness of (quoted) pricing, any other relevant market info, as well as that of pricing models themselves related to the fair valued positions to which they are applied. LPC executes valuation methodology and processes at a local level. Global Price Testing and Impairment Committee oversees market data sources and market data set up / points used for official valuation of positions for fair value. Trading Pricing Model Committee approve and review all pricing models and methodologies for the calculation of market parameters.

Valuation Adjustments

Valuation adjustments are an integral part of the fair value. They are included as part of the fair value to provide better estimation of market exit value on measurement date. ING applies various valuation adjustments including Bid-Offer adjustments, Credit Valuation Adjustments (CVA), Debt Valuation Adjustments (DVA), Model Risk Valuation Adjustments, Collateral Valuation Adjustment (CollVA) and Funding Valuation Adjustment (FVA). The combination of Credit Valuation adjustment and Debt Valuation adjustment for derivatives is called Bilateral Valuation Adjustment (BVA).

•	Bid-Offer adjustments are required to adjust mid-market values to appropriate bid or offer value in order to best represent the exit value, and therefore fair value. It is applicable to financial assets and liabilities that are valued at mid-price initially. In practice this adjustment accounts for the difference in valuation from mid to bid and mid to offer for long and short exposures respectively. In principle assets are valued at the bid prices and liabilities are valued at the offer price. For certain assets or liabilities, where market quoted price is not available, the price within the bid-offer spread that is most representative of fair value is used.

•	Bilateral Valuation Adjustment (BVA) is the valuation component for the counterparty credit risk of the derivative contracts. It has bilateral nature, where both counterparty’s credit risk and ING own credit risks are taken into account. The calculation is based on the estimation of the expected exposure, the counterparties’ risk of default, and taking into account the collateral agreements as well as netting agreements. The counterparties’ risk of default is measured by probability of default and expected loss given default, which is based on market information including credit default swap (CDS) spread. Where counterparty CDS spreads are not available, relevant proxy spreads are used. Additionally, wrong-way risk (when exposure to a counterparty is increasing and the credit quality of that counterparty deteriorates) and right-way risk (when exposure to a counterparty is increasing and the credit quality of that counterparty improves) are included in the adjustment.

•	ING applies Debt Valuation Adjustment (DVA) to own issued financial liabilities that are measured at fair value through profit or loss, if the credit risk component has not been included in the prices. In the DVA calculation, the default probability of the institution are estimated based on the ING Funding spread.

•	Model risk adjustments reduce the risk of possible financial losses resulting from the use of a mis-specified, misapplied, or incorrect implementation of a model.

•	Collateral Valuation Adjustment (CollVA) is a derivative valuation adjustment capturing specific features of CSA (Credit Support Annex) with a counterparty that the regular OIS (Overnight Index Swap) discounting framework does not capture. Non-standard CSA features may include deviations in relation to the currency in which ING posts or receives collateral, deviations in remuneration rate on collateral which may pay lower or higher rate than overnight rate or even no interest at all. Other deviations can be posting securities rather than cash as collateral.
•	ING applies an additional ‘funding valuation adjustment’ (FVA) to address the funding costs associated with the collateral funding asymmetry on uncollateralized or partially collateralized derivatives in the portfolio. This adjustment is based on the expected exposure profiles of the uncollateralized or partially collateralized OTC derivatives and market-based funding spreads.

The following methods and assumptions were used by ING Group to estimate the fair value of the financial instruments:

a.1) Financial assets

Cash and balances with central banks

The carrying amount of cash approximates its fair value.

Loans and advances to banks

The fair values of receivables from banks are generally based on quoted market prices or, if unquoted, on estimates based on discounting future cash flows using available market interest rates including appropriate spreads offered for receivables with similar characteristics, similar to Loans and advances to customers described below.

Financial assets at fair value through profit or loss and Investments

Derivatives

Derivatives contracts can either be exchange-traded or over the counter (OTC). The fair value of exchange-traded derivatives is determined using quoted market prices in an active market and those derivatives are classified in Level 1 of the fair value hierarchy. For those instruments not actively traded, fair values are estimated based on valuation techniques. OTC derivatives and derivatives trading in an inactive market are valued using valuation techniques because quoted market prices in an active market are not available for such instruments. The valuation techniques and inputs depend on the type of derivative and the nature of the underlying instruments. The principal techniques used to value these instruments are based on (amongst others) discounted cash flows option pricing models and Monte Carlo simulation. These valuation models calculate the present value of expected future cash flows, based on ‘no-arbitrage’ principles. These models are commonly used in the financial industry. Inputs to valuation models are determined from observable market data where possible. Certain inputs may not be observable in the market directly, but can be determined from observable prices via valuation model calibration procedures. The inputs used include for example prices available from exchanges, dealers, brokers or providers of pricing, yield curves, credit spreads, default rates, recovery rates, dividend rates, volatility of underlying interest rates, equity prices, and foreign currency exchange rates. These inputs are determined with reference to quoted prices, recently executed trades, independent market quotes and consensus data, where available.

For uncollateralised OTC derivatives, ING applies Credit Valuation Adjustment to correctly reflect the counterparty credit risk in the valuation. The technique for calculating CVA is based on Monte Carlo simulation and uses various input including counterparty credit spread, market interest rates, and market exchanges rates. The counterparty credit spreads are based on counterparty CDS spread where available. Otherwise, the indexed proxy CDS spreads are used.

Equity securities

The fair values of publicly traded equity securities are based on quoted market prices when available. Where no quoted market prices are available, fair value is determined based on quoted prices for similar securities or other valuation techniques.

The fair value of private equity is based on quoted market prices, if available. In the absence of quoted prices in an active market, fair value is estimated on the basis of an analysis of the investee’s financial position and results, risk profile, prospects, price, earnings comparisons and revenue multiples, and by reference to market valuations for similar entities quoted in an active market.

Debt securities

Fair values for debt securities are based on quoted market prices, where available. Quoted market prices may be obtained from an exchange, dealer, broker, industry group, pricing service, or regulatory service. The quoted prices from non-exchange sources are assessed to determine if they are tradable prices. This distinction determines where it falls in the fair value hierarchy.

If quoted prices in an active market are not available, fair value is based on an analysis of available market inputs, which may include consensus prices obtained from one or more pricing services or by a valuation technique that discounts expected future cash flows using a market interest rate curves, referenced credit spreads, maturity of the investment, and estimated prepayment rates where applicable.

Loans and receivables

Reference is made to Loans and advances to customers below.

Loans and advances to customers

For loans and advances that are repriced frequently and have had no significant changes in credit risk, carrying amounts represent a reasonable estimate of the fair value. The fair value of other loans is estimated by discounting expected future cash flows using a discount rate that reflects credit risk, liquidity, and other current market conditions. The fair value of mortgage loans is estimated by taking into account prepayment behaviour. Loans with similar characteristics are aggregated for calculation purposes.

Other assets

The other assets are stated at their carrying value which is not significantly different from their fair value.

a.2) Financial liabilities

Deposits from banks

The fair values of payables to banks are generally based on quoted market prices or, if not available, on estimates based on discounting future cash flows using available market interest rates and credit spreads for payables to banks with similar characteristics.

Customer deposits

The carrying values of customer deposits with an immediate on demand features approximate their fair values. The fair values of deposits with fixed contractual terms have been estimated based on discounting future cash flows using the interest rates currently applicable to deposits of similar maturities.

Financial liabilities at fair value through profit or loss

The fair values of securities in the trading portfolio and other liabilities at fair value through profit or loss are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated based on internal discounted cash flow valuation techniques using interest rates and credit spreads that apply to similar instruments. Reference is made to Financial assets at fair value through profit or loss above.

Other liabilities

The other liabilities are stated at their carrying value which is not significantly different from their fair value.

Debt securities in issue

The fair value of debt securities in issue is generally based on quoted market prices, or if not available, on estimated prices by discounting expected future cash flows using a current market interest rate and credit spreads applicable to the yield, credit quality and maturity.

Subordinated loans

The fair value of publicly traded subordinated loans are based on quoted market prices when available. Where no quoted market prices are available, fair value of the subordinated loans is estimated using discounted cash flows based on interest rates and credit spreads that apply to similar instruments.

a.3) Fair value hierarchy

ING Group has categorised its financial instruments that are either measured in the statement of financial position at fair value or of which the fair value is disclosed, into a three level hierarchy based on the priority of the inputs to the valuation. The fair value hierarchy gives the highest priority to (unadjusted) quoted prices in active markets for identical assets or liabilities and the lowest priority to valuation techniques supported by unobservable inputs. An active market for the asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide reliable pricing information on an ongoing basis. The fair value hierarchy consists of three levels, depending upon whether fair values were determined based on (unadjusted) quoted prices in an active market (Level 1), valuation techniques with observable inputs (Level 2) or valuation techniques that incorporate inputs which are unobservable and which have a more than insignificant impact on the fair value of the instrument (Level 3). Financial assets in Level 3 include for example illiquid debt securities, complex derivatives, certain complex loans (for which current market information about similar assets to use as observable, corroborated data for all significant inputs into a valuation model is not available), and asset backed securities for which there is no active market and a wide dispersion in quoted prices.

Observable inputs reflect market data obtained from independent sources. Unobservable inputs are inputs which are based on the Group’s own assumptions about the factors that market participants would use in pricing an asset or liability, developed based on the best information available in the market. Unobservable inputs may include volatility, correlation, spreads to discount rates, default rates and recovery rates, prepayment rates, and certain credit spreads. Transfers into and transfers out of fair value hierarchy levels are made on a quarterly basis.

Level 1 - (Unadjusted) quoted prices in active markets

This category includes financial instruments whose fair value is determined directly by reference to (unadjusted) quoted prices in an active market that ING Group can access. A financial instrument is regarded as quoted in an active market if quoted prices are readily and regularly available from an exchange, dealer markets, brokered markets, or principal to principal markets. Those prices represent actual and regularly occurring market transactions with sufficient frequency and volume to provide pricing information on an ongoing basis. Transfers out of Level 1 into Level 2 or Level 3 occur when ING Group establishes that markets are no longer active and therefore (unadjusted) quoted prices no longer provide reliable pricing information.

Level 2 - Valuation technique supported by observable inputs

This category includes financial instruments whose fair value is based on market observables other than (unadjusted) quoted prices. The fair value for financial instruments in this category can be determined by reference to quoted prices for similar instruments in active markets, but for which the prices are modified based on other market observable external data or reference to quoted prices for identical or similar instruments in markets that are not active. These prices can be obtained from a third party pricing service. ING analyses how the prices are derived and determines whether the prices are liquid tradable prices or model based consensus prices taking various data as inputs.

For financial instruments that do not have a reference price available, fair value is determined using a valuation technique (e.g. a model), where inputs in the model are taken from an active market or are observable, such as interest rates and yield curves observable at commonly quoted intervals, implied volatilities, and credit spreads.

If certain inputs in the model are unobservable, the instrument is still classified in this category, provided that the impact of those unobservable inputs on the overall valuation is insignificant. The notion of significant is particularly relevant for the distinction between Level 2 and Level 3 assets and liabilities. ING Group has chosen to align the definition of significant with the 90% confidence range as captured in the prudent value definition by EBA. Unobservable parameters are shifted down and upwards to reach this 90% confidence range. The same 90% confidence range is applied to model uncertainty. If the combined change in asset value resulting from the shift of the unobservable parameters and the model uncertainty exceeds the threshold, the asset is classified as Level 3. A value change below the threshold results in a Level 2 classification.

Valuation techniques used for Level 2 assets and liabilities range from discounting of cash flows to various industry standard valuation models such as option pricing model and Monte Carlo simulation model, where relevant pricing factors including the market price of underlying reference instruments, market parameters (volatilities, correlations, and credit ratings), and customer behaviour are taken into account.

Level 3 - Valuation technique supported by unobservable inputs

This category includes financial instruments whose fair value is determined using a valuation technique (e.g. a model) for which more than an insignificant part of the inputs in terms of the overall valuation are not market observable. This category also includes financial assets and liabilities whose fair value is determined by reference to price quotes but for which the market is considered inactive. An instrument in its entirety is classified as Level 3 if a significant portion of the instrument’s fair value is driven by unobservable inputs. Unobservable in this context means that there is little or no current market data available from which to derive a price that an unrelated, informed buyer would purchase the asset or liability at.

Financial instruments at fair value

The fair values of the financial instruments were determined as follows:

Methods applied in determining fair values of financial assets and liabilities (carried at fair value)
	Level 1		Level 2		Level 3		Total
	2017	2016	2017	2016	2017	2016	2017	2016
Financial Assets
Trading assets	20,114	17,652	95,530	95,629	1,104	1,223	116,748	114,504
Non-trading derivatives		3	2,146	2,231	85	256	2,231	2,490
Financial assets designated as at fair value through profit or loss	319	502	3,558	4,141	365	456	4,242	5,099
Available-for-sale investments	65,310	76,238	3,940	6,153	480	521	69,730	82,912

	85,743	94,395	105,174	108,154	2,034	2,456	192,951	205,005
Financial liabilities
Trading liabilities	5,770	6,139	66,753	75,650	1,073	1,378	73,596	83,167
Non-trading derivatives			2,263	3,517	68	24	2,331	3,541
Financial liabilities designated as at fair value through profit or loss	1,285	1,348	9,829	10,795	101	123	11,215	12,266

	7,055	7,487	78,845	89,962	1,242	1,525	87,142	98,974

Main changes in fair value hierarchy

There were no significant transfers between Level 1 and Level 2 in 2017 and 2016.

There were no significant changes in the valuation techniques during the 2017 and 2016.

Changes in Level 3 Financial assets
	Trading assets		Non-trading derivatives		Financial assets designated as at fair value through profit or loss		Available- for-sale investments		Total
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Opening balance	1,223	1,146	256	168	456	338	521	693	2,456	2,345
Realised gain/loss recognised in the statement of profit or loss during the period[1,3]	–232	226	–45	–34	4	76		200	–273	468
Revaluation recognised in other comprehensive income during the period[2,4]							–5	–144	–5	–144
Purchase of assets	610	77	–9	5	226	193	62	68	889	343
Sale of assets	–326	–71	–92	–4	–1	–76	–43	–183	–462	–334
Maturity/settlement	–141	–135	–2		–1		–24	–9	–168	–144
Reclassifications							7	–92	7	–92
Transfers into Level 3	9	21		62				5	9	88
Transfers out of Level 3	–37	–43	–23		–319	–75	–13		–392	–118
Exchange rate differences	–2	3					–24	8	–26	11
Changes in the composition of the group and other changes		–1		59			–1	–25	–1	33

Closing balance	1,104	1,223	85	256	365	456	480	521	2,034	2,456

[1]	Net gains/losses were recorded in income from trading activities in continuing operations herein as ‘Valuation results and net trading income’ in the statement of profit or loss.
[2]	Revaluation recognised in other comprehensive income is included on the line ‘Unrealised revaluations available-for-sale investements and other revaluations’.
[3]	‘Amounts recognised in the statement of profit or loss during the year’ has been renamed to ‘Realised gain/loss recognised in the statement of profit or loss during the period’.
[4]	‘Revaluation recognised in equity during the year’ has been renamed to ‘Revaluation recognised in other comprehensive income during the period’.

In 2017 and 2016, financial assets were transferred out of Level 3 on the basis that the valuation is not significantly impacted by unobservable inputs.

In 2016, included in ‘Realised gain/loss recognised in the statement of profit or loss during the period’, is EUR 163 million related to the release of revaluation reserves on shares held in VISA Europe Limited.

Changes in Level 3 Financial liabilities
	Trading liabilities		Non-trading derivatives		Financial liabilities designated as at fair value through profit or loss		Total
	2017	2016	2017	2016	2017	2016	2017	2016
Opening balance	1,378	1,239	24	1	123	198	1,525	1,438
Realised gain/loss recognised in the statement of profit or loss during the period[1,2]	–105	277	44	12	–6	–3	–67	286
Issue of liabilities	485	53	1	11	14	4	500	68
Early repayment of liabilities	–399	–62	–1	–11	–21	–13	–421	–86
Maturity/settlement	–187	–62					–187	–62
Transfers into Level 3	16	16		11			16	27
Transfers out of Level 3	–111	–86			–9	–63	–120	–149
Exchange rate differences	–4	6					–4	6
Changes in the composition of the group and other changes		–3						–3

Closing balance	1,073	1,378	68	24	101	123	1,242	1,525

1	Net gains/losses were recorded in income from trading activities in continuing operations included herein as ‘Valuation results and net trading income’ in the statement of profit or loss.
2	‘Amounts recongnised in the statement of profit or loss during the year’ has been renamed to ‘Realised gain/loss recognised in the statement of profit or loss during the period’.

In 2017 and 2016, financial liabilities were transferred out of Level 3 mainly due to the valuation not being significantly impacted by unobservable inputs.

Amounts recognised in the statement of profit or loss during the period (Level 3)
	Held at balance sheet date		Derecognised during the period		Total
	2017	2016	2017	2016	2017	2016
Financial assets
Trading assets	–232	226			–232	226
Non-trading derivatives	–45	–34			–45	–34
Financial assets designated as at fair value through profit or loss	4	76			4	76
Available-for-sale investments	–2	–3	2	203		200

	–275	265	2	203	–273	468
Financial liabilities
Trading liabilities	–105	277			–105	277
Non-trading derivatives	44	12			44	12
Financial liabilities designated as at fair value through profit or loss	–6	–3			–6	–3

	–67	286	–	–	–67	286

Recognition of unrealised gains and losses in Level 3

Amounts recognised in the statement of profit or loss relating to unrealised gains and losses during the year that relates to Level 3 assets and liabilities are included in the statement of profit or loss as follows:

•	Results on trading assets and trading liabilities are included in Valuation results and net trading income;

•	Non-trading derivatives are included in Valuation results and net trading income; and

•	Financial assets and liabilities designated at fair value through profit or loss are included in Valuation results and net trading income - Valuation results on assets and liabilities designated at fair value through profit or loss (excluding trading).

Unrealised gains and losses that relate to Available-for-sale investments recognised in Other comprehensive income are included in the Revaluation reserve – Available-for-sale reserve and other.

Level 3 Financial assets and liabilities

Financial assets measured at fair value in the statement of financial position as at 31 December 2017 of EUR 193 billion includes an amount of EUR 2.0 billion (1.1%) which is classified as Level 3 (31 December 2016: EUR 2.5 billion, being 1.2%). Changes in Level 3 from 31 December 2016 to 31 December 2017 are disclosed above in the table Changes in Level 3 Financial assets.

Financial liabilities measured at fair value in the statement of financial position as at 31 December 2017 of EUR 87 billion includes an amount of EUR 1.2 billion (1.4%) which is classified as Level 3 (31 December 2016: EUR 1.5 billion, being 1.5%). Changes in Level 3 from 31 December 2016 to 31 December 2017 are disclosed above in the table ‘Changes in Level 3 Financial liabilities’.

Financial assets and liabilities in Level 3 include both assets and liabilities for which the fair value was determined using valuation techniques that incorporate unobservable inputs and assets and liabilities for which the fair value was determined using quoted prices, but have been adjusted to reflect that the market was not actively trading at or around the balance sheet date. Unobservable inputs are inputs which are based on ING’s own assumptions about the factors that market participants would use in pricing an asset or liability, developed based on the best information available in the circumstances. Unobservable inputs may include volatility, correlation, spreads to discount rates, default rates and recovery rates, prepayment rates, and certain credit spreads. Valuation techniques that incorporate unobservable inputs are sensitive to the inputs used.

Of the total amount of financial assets classified as Level 3 as at 31 December 2017 of EUR 2.0 billion (31 December 2016: EUR 2.5 billion), an amount of EUR 1.0 billion (49%) (31 December 2016: EUR 1.0 billion, being 42%) is based on unadjusted quoted prices in inactive markets. As ING does not generally adjust quoted prices using its own inputs, there is no significant sensitivity to ING’s own unobservable inputs.

Furthermore, Level 3 financial assets includes approximately EUR 0.4 billion (31 December 2016: EUR 0.5 billion) which relates to financial assets that are part of structures that are designed to be fully neutral in terms of market risk. Such structures include various financial assets and liabilities for which the overall sensitivity to market risk is insignificant. Whereas the fair value of individual components of these structures may be determined using different techniques and the fair value of each of the components of these structures may be sensitive to unobservable inputs, the overall sensitivity is by design not significant.

The remaining EUR 0.6 billion (31 December 2016: EUR 1.0 billion) of the fair value classified in Level 3 financial assets is established using valuation techniques that incorporates certain inputs that are unobservable. This relates mainly to assets that are classified as Available-for-sale investments, for which changes in fair value are recognised in shareholders’ equity and do not directly impact profit or loss.

Of the total amount of financial liabilities classified as Level 3 as at 31 December 2017 of EUR 1.2 billion (31 December 2016: EUR 1.5 billion), an amount of EUR 0.8 billion (66%) (31 December 2016: EUR 0.9 billion, being 59%) is based on unadjusted quoted prices in inactive markets. As ING does not generally adjust quoted prices using its own inputs, there is no significant sensitivity to ING’s own unobservable inputs.

Furthermore, Level 3 financial liabilities includes approximately EUR 0.1 billion (31 December 2016: EUR 0.1 billion) which relates to financial liabilities that are part of structures that are designed to be fully neutral in terms of market risk. As explained above, the fair value of each of the components of these structures may be sensitive to unobservable inputs, but the overall sensitivity is by design not significant.

The remaining EUR 0.3 billion (31 December 2016: EUR 0.5 billion) of the fair value classified in Level 3 financial liabilities is established using valuation techniques that incorporates certain inputs that are unobservable.

The table below provides a summary of the valuation techniques, key unobservable inputs and the lower and upper range of such unobservable inputs, by type of Level 3 asset/liability. The lower and upper range mentioned in the overview represent the lowest and highest variance of the respective valuation input as actually used in the valuation of the different financial instruments. Amounts and percentages stated are unweighted. The range can vary from period to period subject to market movements and change in Level 3 position. Lower and upper bounds reflect the variability of Level 3 positions and their underlying valuation inputs in the portfolio, but do not adequately reflect their level of valuation uncertainty. For valuation uncertainty assessment, reference is made to section Sensitivity analysis of unobservable inputs (Level 3).

Valuation techniques and range of unobservable inputs (Level 3)
	Assets		Liabilities		Valuation techniques	Significant unobservable inputs	Lower range		Upper range
	2017	2016	2017	2016			2017	2016	2017	2016
At fair value through profit or loss
Debt securities	386	180			Price based	Price (%)	0%	0%	161%	122%
					Net asset value	Price (%)	0%	10%	0%	19%
Equity securities	4	4	1		Price based	Price (%)	1%	0%	54%	0%
Loans and advances	20	326		3	Price based	Price (%)	0%	60%	101%	101%
					Present value techniques	Credit spread (bps)	n.a	130	n.a	150
Structured notes		6	101	125	Price based	Price (%)	52%	52%	116%	111%
					Net asset value	Price (%)	n.a	19%	n.a	19%
					Option pricing model	Equity volatility (%)	14%	16%	23%	34%
						Equity/Equity correlation	0.5	0.0	0.7	0.8
						Equity/FX correlation	0.2	–0.4	0.4	0.1
						Dividend yield (%)	2%	1%	6%	5%
						Interest rate volatility (%)	n.a	n.a	n.a	n.a
					Present value techniques	Implied correlation	0.7	0.7	0.7	0.7
Derivatives
– Rates	490	486	485	457	Option pricing model	Interest rate volatility (bps)	23	22	300	300
						Interest rate correlation	n.a	n.a	n.a	n.a
						IR/INF correlation	n.a	0.5	n.a	0.5
					Present value techniques	Reset spread (%)	2%	2%	2%	2%
						Prepayment rate (%)	5%	5%	10%	10%
						Inflation rate (%)	4%	2%	4%	4%
– FX	477	642	479	688	Present value techniques	Inflation rate (%)	4%	2%	4%	3%
– Credit	10	33	48	43	Present value techniques	Credit spread (bps)	2	0	424	1,596
						Implied correlation	0.7	0.7	1.0	1.0
						Jump rate (%)	12%	12%	12%	12%
					Price based	Price (%)	n.a	99%	n.a	99%
– Equity	161	258	128	208	Option pricing model	Equity volatility (%)	5%	0%	129%	140%
						Equity/Equity correlation	0.1	–0.1	1.0	1.0
						Equity/FX correlation	–0.9	–0.9	0.8	0.6
						Dividend yield (%)	0%	0%	21%	13%
– Other	5			1	Option pricing model	Commodity volatility (%)	9%	13%	42%	55%
						Com/Com correlation	0.3	0.0	0.9	0.9
						Com/FX correlation	–0.6	–0.5	–0.3	0.0
Available for sale
– Debt	14	55			Price based	Price (%)	69%	0%	90%	99%
					Present value techniques	Credit spread (bps)	n.a	339	n.a	400
						Weighted average life (yr)	n.a	1.6	n.a	3.2
– Equity	467	466			Discounted cash flow	Annual Accounts	n.a	n.a	n.a	n.a
					Multiplier method	Observable market factors	n.a	n.a	n.a	n.a
					Comparable transactions		n.a	n.a	n.a	n.a

Total	2,034	2,456	1,242	1,525

Non-listed equity investments

Level 3 equity securities mainly include corporate investments, fund investments, real estate positions, and other equity securities which are not traded in active markets. In the absence of an active market, fair values are estimated on the basis of the analysis of fund managers reports, company’s financial position, future prospects, and other factors, considering valuations of similar positions or by the reference to acquisition cost of the position. For equity securities best market practice will be applied using the most relevant valuation method.

All non-listed equity investments, including investments in private equity funds, are subject to a standard review framework which ensures that valuations reflect fair values.

Price

For securities where market prices are not available fair value is measured by comparison with observable pricing data from similar instruments. Prices of 0% are distressed to the point that no recovery is expected, while prices significantly in excess of 100% or par are expected to pay a good yield.

Credit spreads

Credit spread is the premium above a benchmark interest rate, typically LIBOR or relevant Treasury instrument, required by the market participant to accept a lower credit quality. Higher credit spreads indicate lower credit quality and a lower value of an asset.

Volatility

Volatility is a measure for variation of the price of a financial instrument or other valuation input over time. Volatility is one of the key inputs in option pricing models. Typically, the higher the volatility, the higher value of the option. Volatility varies by the underlying reference (equity, commodity, foreign currency and interest rates), by strike, and maturity of the option. The minimum level of volatility is 0% and there is no theoretical maximum.

Correlation

Correlation is a measure of dependence between two underlying references which is relevant for valuing derivatives and other instruments which have more than one underlying reference. For example, correlation between underlying equity names may be a relevant input parameter for basket equity option pricing models. High positive correlation (close to 1) indicates strong positive (statistical) relationship between underlyings, implying they typically move in the same direction. High negative correlation, on the other hand, implies that underlyings typically move in opposite directions.

Interest rates

Examples of interest rate related unobservable inputs are prepayment rates, reset rates and inflation rates.

Prepayment rate and reset spread are key inputs to mortgage linked prepayment swaps valuation. Prepayment rate is the estimated rate at which mortgage borrowers will repay their mortgages early, e.g. 5% per year. Reset spread is the future spread at which mortgages will re-price at interest rate reset dates.

Inflation rate is a key input to inflation linked instruments. Inflation linked instruments protect against price inflation and are denominated and indexed to investment units. Interest payments would be based on the inflation index and nominal rate in order to receive/pay the real rate of return. A rise in nominal coupon payments is a result of an increase in inflation expectations, real rates, or both. As markets for these inflation linked derivatives are illiquid, the valuation parameters become unobservable.

Dividend yield

Dividend yield is an important input for equity option pricing models showing how much dividends a company is expected to pay out each year relative to its share price. Dividend yields are generally expressed as an annualised percentage of share price.

Sensitivity analysis of unobservable inputs (Level 3)

Where the fair value of a financial instrument is determined using inputs which are unobservable and which have a more than insignificant impact on the fair value of the instrument, the actual value of those inputs at the balance date may be drawn from a range of reasonably possible alternatives. In line with market practice the upper and lower bounds of the range of alternative input values reflect a 90% level of valuation certainty. The actual levels chosen for the unobservable inputs in preparing the annual accounts are consistent with the valuation methodology used for fair valued financial instruments.

If ING had used input values from the upper and lower bound of this range of reasonable possible alternative input values when valuing these instruments as of 31 December 2016, then the impact would have been higher or lower as indicated below. The purpose of this disclosure is to present the possible impact of a change of unobservable inputs in the fair value of financial instruments where unobservable inputs are significant to the valuation.

As ING has chosen to apply a 90% confidence level for its IFRS valuation of fair valued financial instruments, the downward valuation uncertainty has become immaterial, whereas the potential upward valuation uncertainty, reflecting a potential profit, has increased.

For more detail on the valuation of fair valued instruments, refer to the section ‘Risk Management – Market risk’, paragraph ‘Fair values of financial assets and liabilities’ in this document.

In practice valuation uncertainty is measured and managed per exposure to individual valuation inputs (i.e. risk factors) at portfolio level across different product categories. Where the disclosure looks at individual Level 3 inputs the actual valuation adjustments may also reflect the benefits of portfolio offsets.

Because of the approach taken, the valuation uncertainty in the table below is broken down by related risk class rather than by product.

In reality some valuation inputs are interrelated and it would be unlikely that all unobservable inputs would ever be simultaneously at the limits of their respective ranges of reasonably possible alternatives. Therefore it can be assumed that the estimates in the table below show a greater fair value uncertainty than the realistic position at year end assuming normal circumstances/normal markets.

Also, this disclosure does not attempt to indicate or predict future fair value movement. The numbers in isolation give limited information as in most cases these Level 3 assets and liabilities should be seen in combination with other instruments (for example as a hedge) that are classified as Level 2.

Sensitivity analysis of Level 3 instruments
	Positive fair value movements from using reasonable possible alternatives		Negative fair value movements from using reasonable possible alternatives
	2017	2016	2017	2016
Fair value through profit or loss
Equity (equity derivatives, structured notes)	222	262
Interest rates (Rates derivatives, FX derivatives)	56	80
Credit (Debt securities, Loans, structured notes, credit derivatives)	27	33
Available-for-sale
Equity	9	8	14	14
Debt	1	2

	315	385	14	14

Other financial instruments

The fair values of the financial instruments carried at amortised cost in the statement of financial position, but for which fair values are disclosed are determined as follows:

Methods applied in determining fair values of financial assets and liabilities (carried at amortised cost)
	Level 1		Level 2		Level 3		Total
	2017	2016	2017	2016	2017	2016	2017	2016
Financial Assets
Loans and advances to banks	633	3,534	9,855	11,135	16,577	14,271	27,065	28,940
Held-to-maturity investments	7,884	6,983	1,409	1,749	85	77	9,378	8,809
Loans and advances to customers[1]		5,121	19,870	21,611	545,141	551,864	565,011	578,596

	8,517	15,638	31,134	34,495	561,803	566,212	601,454	616,345
Financial liabilities
Deposits from banks[1]	29		25,276	14,447	7,642	8,096	32,947	22,543
Customer deposits[1]	8,875	12,248	28,303	25,118	27,296	27,382	64,474	64,748
Debt securities in issue	39,303	41,145	39,757	48,097	17,676	14,317	96,736	103,559
Subordinated loans	16,082	14,967	357	2,188	18	98	16,457	17,253

	64,289	68,360	93,693	89,850	52,632	49,893	210,614	208,103

1	Financial assets and liabilities that are on demand are excluded from the fair value hierarchy as their fair value approximates the carrying value. In 2017, comparative figures of customer deposits have been reclassified between the levels to conform with the current year presentation

b) Non-financial assets and liabilities

ING Group’s non-financial assets comprise Investments in associates and joint ventures, Property in own use, Investment properties and Inventory as included in the Statement of financial position in the line items Investments in associates and joint ventures, Property and equipment, and Other assets respectively.

Investments in associates and joint ventures are accounted for using the equity method. For further information, reference is made to Note 7 ’Investments in associates and joint ventures’. Other non-financial assets (Property in own use, and Investment properties) are recognised at fair value at the balance sheet date.

As at 31 December 2017, the estimated fair value of Property in own use and Investment properties amounts to EUR 774 million (2016: EUR 881 million) and EUR 65 million (2016: EUR 65 million) respectively and is categorised as Level 3 (2016: Level 3) of the fair value hierarchy on the basis of methods applied in determining the fair values.

Amounts recognised in the statement of profit or loss relating to unrealised gains and losses during the year that relate to Level 3 non-financial assets are included in the statement of profit or loss as follows:

•	Impairments on Property in own use are included in Other operating expenses - Impairments and reversals on property and equipment and intangibles ; and

•	Changes in the fair value of Investment properties are included in Investment income.

Unrealised gains and losses on Property in own use are included in the Revaluation reserve – Property in own use reserve. For amounts recognised in the Statement of profit or loss and other changes in non-financial assets during the year, reference is made to Note 8 ‘Property and equipment’ and Note 10 ‘Other assets’.

As at 31 December 2017, ING Group has no non-financial liabilities measured at fair value (2016: none).